Assets held for sale	12 Months Ended
Mar. 31, 2017
Property, Plant and Equipment [Abstract]
Assets held for sale

7. Assets held for sale

As of March 31, 2016, assets held for sale under plastic injection molding business in the amount of $778 represented seven properties to be sold to third parties. The sale was completed with disposal gain of $86 recognized in other income (expenses), net, during the year ended March 31, 2017.